UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-03734

EuroPacific Growth Fund
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

EuroPacific Growth Fund

Global research in an uncertain world

[photo of people walking in Sergel's Torg (Sergel's Square) in Stockholm, Sweden]

Annual report for the year ended March 31, 2009

EuroPacific Growth Fund® seeks long-term capital appreciation by investing primarily in the securities of companies based in Europe and the Pacific Basin. More than half of the world’s investment opportunities can be found beyond the borders of our country. As a shareholder in the fund, you have access to what we believe are the best of those opportunities.

This fund is one of the American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 25 and 26 for details.

Results for other share classes can be found on page 10.

Investing outside the United States may be subject to additional risks, such as currency fluctuations and political instability. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

About the cover: Sergel’s Torg (Sergel’s Square) in Stockholm, Sweden.

In this report

Special feature

6	Global research in an uncertain world
Although the current crisis has demanded some changes, EuroPacific Growth Fund’s investment professionals still approach their research and analysis using principles honed over decades.

Contents

1	Letter to shareholders

4	The value of a long-term perspective

11	Summary investment portfolio

16	Financial statements

32	Board of trustees and other officers

Fellow shareholders:

[photo of two people walking in Sergel's Torg (Sergel's Square) in Stockholm, Sweden]

2008 was a terrible year for global equity markets, as everything conspired to go wrong at roughly the same time. No market was spared in this environment. Companies with strong balance sheets suffered along with their weaker compatriots. There was simply nowhere to hide. Every single market in the MSCI ACWI Index ex USA saw double-digit declines.

EuroPacific Growth Fund recorded a total return with dividends reinvested of –40.5% for the year ended March 31, 2009. It is in many ways little comfort that this was better than the 46.2% decline for the MSCI ACWI Index ex USA and better than the Lipper International Funds Average, which recorded a 46.4% decline over the fund’s fiscal year.

With declines like this, it is easy to question the wisdom of global investing, particularly for more recent shareholders in EuroPacific Growth Fund. In this regard, we believe it is instructive to look at the fund’s long-term record to understand what might lie ahead for your fund. As the table below indicates, the fund has recorded a compound annual rate of return of 10.8% in its nearly 25 years of existence. It would be easy to react to this by saying that it was achieved in a period of extraordinarily benevolent economic and stock market conditions. We beg to differ. The past 25 years have been pretty tumultuous for overseas markets. The fund began operations in 1984 and saw its first major air pocket with the October 1987 stock market collapse, when many markets fell more than 30% in a matter of days. This was followed by the pricking of the Japanese equity bubble in 1989. In 1991, the Gulf War and ensuing recession had a profound impact on Europe. 1994 saw the Mexico peso devaluation; in 1997, Asia (excluding Japan) suffered a year very similar to last year with a collapse in most Asian economies, along with the collapse of Russia; 1998 saw the turbulence and the collapse of the LTCM hedge fund in New York; 2000 saw the popping of the dot-com boom, while 2008 was without doubt the most turbulent of all simply because of the global scale of what took place.

As we look forward, it is difficult to argue that we are at a high point in the investment cycle. The companies in our portfolio represent those that we believe offer excellent long-term value. Many price-to-earnings ratios and yields are at multiyear lows, yet corporate balance sheets are, by and large, strong. This is particularly true in Asia; the economic collapses there in the 1990s led companies to adopt rock-solid balance sheets. In Japan, for instance, companies listed on the stock market in aggregate have net cash. We believe that, in spite of the challenging short-term economic outlook, the longer term prospect of our investments is good.

[Begin Sidebar]
Results at a glance

For periods ended March 31, 2009, with all distributions reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]

EuroPacific Growth Fund (Class A shares)	–40.5%	1.5%	3.5%	10.8%

MSCI ACWI (All Country World Index)
Index ex USA[2,3]	–46.2	–0.2	0.9	—

Lipper International Funds Average[4]	–46.4	–2.2	0.5	8.2

MSCI EAFE (Europe, Australasia, Far East)
Index[2]	–46.2	–1.7	–0.5	8.1

[1] Since April 16, 1984.
[2] The index is unmanaged and its return does not reflect the effect of sales charges, commissions or expenses.
[3] The index did not exist prior to December 31, 1987.
[4] Source: Lipper. Lipper averages do not reflect the effect of sales charges.
[End Sidebar]

Outlook on a momentously challenging year

One of the most important mistakes that we made in 2008 was to fail to see the global and indiscriminate nature of the economic collapse. It had been our belief that, while the deficit countries of the world were vulnerable to an economic slowdown, the surplus countries, with their significant reserves, would ride out any turbulence. Nothing could have been further from the truth. In fact, they suffered along with the deficit countries. Japan has seen industrial production fall 30% from its peak and German industrial production has declined more than either the U.K. or the U.S. These are extraordinary numbers and reflect the extent of deleveraging and inventory liquidation taking place. However, what distinguishes these surplus countries from their peers is that although they currently have an income-statement problem, they don’t have a balance-sheet problem. Thus, once economic conditions normalize, we believe their economic futures will look bright.

The economies of the world are being buffeted by one of the greatest margin calls and one of the biggest inventory cycles in history as companies liquidate their inventories to raise cash. There are some signs that the inventory liquidation is coming to a close thanks to the extraordinary efforts of central banks around the world. This, combined with substantial fiscal stimulus packages, should help some life return to economies in 2009. For example, China seems to be responding rapidly to the fiscal and monetary stimulus that it has been enjoying.

How the fund responded

By and large, our focus over the course of the last fiscal year was on companies with strong balance sheets offering stable cash flows and some earnings visibility. As a result, health care, telecommunications and consumer staples companies were well represented in the portfolio. Geographically, the fund had a high concentration in Europe and Asia. The fund’s holdings in developing markets were also a significant part of the portfolio.

[Begin Sidebar]
[photo of eleven foreign flags]

Where the fund’s assets are invested
(percent invested by country)

EuroPacific Growth Fund invests primarily in the stocks of companies based in Europe and the Pacific Basin.[1]

	EuroPacific Growth Fund		MSCI All Country World Index ex USA[2]
	(3/31/09)	(3/31/08)	(3/31/09)
Europe
Euro zone[3]	30.0%	32.3%	23.9%
Switzerland	8.3	6.8	6.0
United Kingdom	8.3	7.0	15.2
Denmark	2.4	2.1	.6
Russia	2.1	2.7	1.2
Sweden	1.2	1.7	1.7
Norway	.7	1.1	.5
Other Europe	.5	.6	.7
	53.5	54.3	49.8

Pacific Basin
Japan	7.8	7.8	17.9
Mexico	3.2	2.5	.9
China	3.0	1.0	3.7
Canada	2.4	2.1	6.9
Taiwan	2.4	3.7	2.3
Hong Kong	1.9	1.1	1.7
Australia	1.9	1.7	5.1
South Korea	1.9	4.4	2.6
Singapore	.6	1.0	.8
Other Pacific Basin	.8	1.2	1.3
	25.9	26.5	43.2

Other
India	2.8	2.9	1.2
Brazil	2.7	3.3	2.8
Israel	1.7	.5	.7
South Africa	1.2	1.4	1.6
Other countries	.1	.3	.7
	8.5	8.4	7.0

Short-term securities & other assets less liabilities

	12.1	10.8	—

Total	100.0%	100.0%	100.0%

[1] A country is considered part of the Pacific Basin if any of its borders touches the Pacific Ocean.
[2] Weighted by market capitalization.
[3] Countries using the euro as a common currency; those represented in the fund’s portfolio and the MSCI ACWI Index ex USA are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

[End Sidebar]

Health care was the fund’s largest concentration at 13.8% of the portfolio. Teva Pharmaceutical dropped a mere 2.5%, while Roche (–27.2%), Novartis (–26.5%), Novo Nordisk (–30.0%) and Bayer (–40.3%) suffered more, albeit less than market averages. The telecommunications sector, at 11.3% of the fund, was our second-largest industry investment. While the industry is not immune to the economic cycle, we believe that our two largest holdings, América Móvil and Telefónica, may continue to benefit from the secular growth taking place in mobile phone penetration in developing markets. Our other top 10 holdings were Anheuser-Busch InBev (–68.7%), food giant Nestlé (–32.4%) and software firm SAP (–28.6%).

We ended the fiscal year with a 12.1% cash position, which is somewhat higher than last year’s 10.8%. The cash gives our investment professionals sufficient resources and flexibility to take advantage of opportunities as they arise. One of the other unusual features of the last fiscal year was that the U.S. saw its currency rise versus other currencies. This was due in part to the deleveraging that forced many to buy dollars and in part to a flight to safety by investors. The strength of the U.S. dollar in 2008 ended a period of sustained weakness, which had been helpful to dollar-based investors in recent years.

Looking ahead

There is no doubt that substantial challenges lie ahead. There are signs, though, of some calm beginning to return to economies as the extraordinary efforts of both governments and central banks to inject fiscal stimuli and liquidity begin to take effect. The inventory liquidation that has been an important feature of the most recent period also seems to be coming to an end, which means the fog is beginning to lift. Our belief is that any economic recovery will not move in a straight line upward, and we are investing with that in mind.

We take comfort from the low valuations that exist today throughout the world, many of which represent multiyear lows. We are also focused on the same research process and long-term investment strategy that has been in existence for the life of the fund, which we hope will enable us to take advantage of opportunities.

We thank you for your trust in the benefits of our long-term investment philosophy.

Sincerely,

/s/ Gina H. Despres

Gina H. Despres
Vice Chairman of the Board

/s/ Mark Denning

Mark Denning
President

May 6, 2009

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

How a $10,000 investment has grown
While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart shows, over its lifetime, EuroPacific Growth Fund has done demonstrably better than its relevant benchmark.

Average annual total returns based on a $1,000 investment
(for periods ended March 31, 2009)*

	1 year	5 years	10 years

Class A shares	–43.96%	0.30%	2.86%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio was 0.83% for Class A shares for the fund’s most recent fiscal year-end. This figure does not reflect the fee waiver described below.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 25 and 26 for details.

[begin mountain chart]
For Year Ended March 31			EuroPacific Growth Fund, with dividends reinvested[4]			MSCI ACWI Index ex USA, with dividends reinvested[5,6]			Consumer Price Index (inflation)[7]

	Initial Investment	04/16/84	$9,425			$10,000			$10,000
1985	Low	07/23/84	8,696	Low	07/23/84	8,155	Low	04/30/84	$10,000
	Hi	03/28/85	9,955	Hi	03/31/85	10,348	Hi	03/31/85	10,320
	Close	03/31/85	9,941	Close	03/31/85	10,348	Close	03/31/85	10,320

1986	Low	04/08/85	9,775	Low	04/09/85	10,115	Low	04/30/85	10,369
	Hi	03/21/86	15,364	Hi	03/31/86	19,228	Hi	01/31/86	10,630
	Close	03/31/86	15,357	Close	03/31/86	19,228	Close	03/31/86	10,553

1987	Low	07/22/86	15,634	Low	04/07/86	18,448	Low	04/30/86	10,533
	Hi	03/27/87	19,887	Hi	03/27/87	31,405	Hi	03/31/87	10,873
	Close	03/31/87	19,813	Close	03/31/87	31,010	Close	03/31/87	10,873

1988	Hi	10/08/87	24,499	Hi	10/14/87	36,201	Low	04/30/87	10,931
	Low	12/11/87	17,992	Low	11/11/87	28,389	Hi	03/31/88	11,300
	Close	03/31/88	21,422	Close	03/31/88	36,179	Close	03/31/88	11,300

1989	Low	09/01/88	21,189	Low	08/31/88	33,481	Low	04/30/88	11,358
	Hi	02/09/89	24,835	Hi	02/28/89	41,150	Hi	03/31/89	11,862
	Close	03/31/89	24,569	Close	03/31/89	40,446	Close	03/31/89	11,862

1990	Low	06/13/89	24,282	Hi	12/31/89	45,003	Low	04/30/89	11,940
	Hi	12/06/89	28,391	Low	03/31/90	36,338	Hi	03/31/90	12,483
	Close	03/31/90	28,742	Close	03/31/90	36,338	Close	03/31/90	12,483

1991	Hi	07/18/90	33,103	Hi	07/31/90	40,323	Low	04/30/90	12,502
	Low	01/16/91	27,795	Low	09/30/90	31,618	Hi	03/31/91	13,094
	Close	03/31/91	31,359	Close	03/31/91	37,523	Close	03/31/91	13,094

1992	Low	08/19/91	30,061	Hi	12/31/91	39,623	Low	04/30/91	13,113
	Hi	02/28/92	36,033	Low	03/31/92	35,581	Hi	03/31/92	13,511
	Close	03/31/92	35,033	Close	03/31/92	35,581	Close	03/31/92	13,511

1993	Hi	06/02/92	37,465	Low	10/31/92	34,792	Low	04/30/92	13,531
	Low	11/17/92	33,764	Hi	03/31/93	39,345	Hi	03/31/93	13,928
	Close	03/31/93	37,728	Close	03/31/93	39,345	Close	03/31/93	13,928

1994	Low	04/02/93	37,813	Low	04/30/93	42,820	Low	04/30/93	13,967
	Hi	02/02/94	50,611	Hi	01/31/94	51,503	Hi	03/31/94	14,277
	Close	03/31/94	47,638	Close	03/31/94	48,772	Close	03/31/94	14,277

1995	Hi	09/02/94	51,011	Hi	10/31/94	53,443	Low	04/30/94	14,297
	Low	01/31/95	46,642	Low	02/16/95	48,179	Hi	03/31/95	14,685
	Close	03/31/95	47,974	Close	03/31/95	50,901	Close	03/31/95	14,685

1996	Low	04/03/95	47,928	Low	06/30/95	51,925	Low	04/30/95	14,733
	Hi	03/25/96	57,612	Hi	03/31/96	57,610	Hi	03/31/96	15,102
	Close	03/31/96	57,494	Close	03/31/96	57,610	Close	03/31/96	15,102

1997	Low	07/24/96	57,229	Low	07/31/96	56,809	Low	04/30/96	15,160
	Hi	03/11/97	67,625	Hi	11/30/96	60,212	Hi	03/31/97	15,519
	Close	03/31/97	66,627	Close	03/31/97	59,368	Close	03/31/97	15,519

1998	Hi	10/03/97	77,523	Low	04/30/97	59,868	Low	05/31/97	15,529
	Low	01/12/98	67,131	Hi	03/31/98	69,026	Hi	03/31/98	15,732
	Close	03/31/98	80,601	Close	03/31/98	69,026	Close	03/31/98	15,732

1999	Hi	04/15/98	83,900	Low	09/30/98	57,722	Low	04/30/98	15,761
	Low	10/05/98	65,404	Hi	03/31/99	71,159	Hi	03/31/99	16,004
	Close	03/31/99	87,198	Close	03/31/99	71,159	Close	03/31/99	16,004

2000	Low	04/01/99	87,833	Low	05/31/99	71,208	Low	06/30/99	16,120
	Hi	03/29/00	137,516	Hi	03/31/00	91,706	Hi	03/31/00	16,605
	Close	03/31/00	134,560	Close	03/31/00	91,706	Close	03/31/00	16,605

2001	Hi	04/10/00	134,710	Hi	06/30/00	87,965	Low	04/30/00	16,615
	Low	03/22/01	94,189	Low	03/22/01	64,313	Hi	03/31/01	17,090
	Close	03/31/01	96,853	Close	03/31/01	67,112	Close	03/31/01	17,090

2002	Hi	05/21/01	104,778	Hi	05/02/01	72,556	Low	12/31/01	17,139
	Low	09/21/01	79,958	Low	09/21/01	52,947	Hi	03/31/02	17,342
	Close	03/31/02	94,302	Close	03/31/02	63,225.6	Close	03/31/02	17,342

2003	Hi	05/17/02	96,306	Hi	05/17/02	65,397	Low	04/30/02	17,439
	Low	03/12/03	69,809	Low	03/12/03	46,776	Hi	03/31/03	17,866
	Close	03/31/03	72,463	Close	03/31/03	49,204	Close	03/31/03	17,866

2004	Low	04/01/03	73,091	Low	04/01/03	49,620	Low	05/31/03	17,798
	High	03/01/04	114,695	High	02/17/04	79,825	Hi	03/31/04	18,177
	Close	03/31/04	113,848	Close	03/31/04	78,684	Close	03/31/04	18,177

2005	Low	05/17/04	103,225	Low	05/17/04	71,764	Low	04/30/04	18,235
	High	03/04/05	132,976	High	03/08/05	95,174	Hi	03/31/05	18,749
	Close	03/31/05	127,604	Close	03/31/05	91,389	Close	03/31/05	18,749

2006	Low	04/28/05	123,628	Low	05/17/05	88,203	Low	05/31/05	18,855
	High	03/30/06	166,244	High	03/30/06	117,805	Hi	03/31/06	19,379
	Close	03/31/06	166,207	Close	03/31/06	117,092	Close	03/31/06	19,379

2007	Low	06/13/06	150,639	Low	06/13/06	107,730	Low	04/30/06	19,544
	High	12/20/06	186,512	High	02/26/07	142,457	Hi	03/31/07	19,918
	Close	03/31/07	193,850	Close	03/31/07	140,848	Close	03/31/07	19,918

2008	High	10/31/07	234,626	High	10/31/2007	168,788	Low	04/30/07	20,047
	Low	03/19/08	197,139	Low	1/23/2008	135,249	Hi	03/31/08	20,711
	Close	03/31/08	206,256	Close	3/31/2008	144,476	Close	03/31/08	20,711

2009	High	05/19/08	222,332	High	05/19/08	160,099	Hi	07/31/08	21,335
	Low	03/09/09	107,894	Low	03/09/09	66,530	Low	12/31/08	20,391
	Close	03/31/09	122,641	Close	03/31/09	77,762	Close	03/31/09	20,631
[end mountain chart]

Year ended March 31	1985	[3]	1986	1987	1988	1989	1990	1991
TOTAL VALUE
Dividends reinvested	$69		35	118	491	316	527	656
Value at year-end	$9,941		15,357	19,813	21,422	24,569	28,742	31,359
Total return	(0.6)%		54.5	29.0	8.1	14.7	17.0	9.1

Year ended March 31	1992		1993	1994	1995	1996	1997	1998
TOTAL VALUE
Dividends reinvested	611		538	515	715	1,131	1,062	1,155
Value at year-end	35,033		37,728	47,638	47,974	57,494	66,627	80,601
Total return	11.7		7.7	26.3	0.7	19.8	15.9	21.0

Year ended March 31	1999		2000	2001	2002	2003	2004	2005
TOTAL VALUE
Dividends reinvested	991		841	637	2,209	836	1,083	1,796
Value at year-end	87,198		134,560	96,853	94,302	72,463	113,848	127,604
Total return	8.2		54.3	(28.0)	(2.6)	(23.2)	57.1	12.1

Year ended March 31	2006		2007	2008	2009
TOTAL VALUE
Dividends reinvested	2,575		2,899	4,070	3,422
Value at year-end	166,207		193,850	206,256	122,641
Total return	30.3		16.6	6.4	(40.5)

Average annual total return for fund’s lifetime: 10.6%4

The results shown are before taxes on fund distributions and sale of fund shares.

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]For the period April 16, 1984 (commencement of operations), through March 31, 1985.
[4]Includes reinvested dividends of $29,297 and reinvested capital gain distributions of $70,634.
[5]The market indexes are unmanaged and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
[6]From April 16, 1984, through December 31, 1987, the MSCI EAFE Index was used because the MSCI ACWI ex USA Index did not yet exist. Since January 1, 1988, the MSCI ACWI ex USA Index has been used.
[7]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Global research
in an uncertain world

[photo of people carrying umbrellas walking on a wet London sidewalk - red double-decker bus and cars in the background]

The cataclysmic events of the past year brought world markets to their knees, ushering in some of the worst economic conditions that most of us have seen in our lifetimes.

No sector, no company, no asset class save gold and cash — and no investment style — was spared in the humbling environment. EuroPacific Growth Fund, and all the American Funds, have an investment philosophy that is steeped in rigorous fundamental company research. These extraordinary times naturally lead us to evaluate: Should the unprecedented market gyrations cause us to change our investing style?

The short answer is no. The current crisis indeed has demanded a few changes, but the fund’s investment professionals still approach their work using principles honed over decades. In fact, the more the world changes, the greater the imperative to stay the course. We are holding true to our value style and strict discipline in analysis.

[Begin Pull Quote]
“We can’t always predict the large macroeconomic forces that will crash down on us, but we can identify companies that have
good value and are likely to be well-positioned in
whatever economic environment comes our way.” — Gina Despres
[night photo of a street crosswalk - cars whizing by in the background]
[End Pull Quote]

“What’s clear is that nothing has changed about the way we invest. Despite the huge volatility, we have not changed our process or methodology. The basic framework or building block that we use is to know the companies really well,” says investment analyst Leo Hee, based in Hong Kong. “Our philosophy is to understand the business model of the companies we consider for investment and use that to help us determine their intrinsic value.”

In this turbulent market, EuroPacific Growth Fund is concentrating on what it does best. “We can’t always predict the large macroeconomic forces that will crash down on us, but we can identify companies that have good value and are likely to be well-positioned in whatever economic environment comes our way,” says Gina Despres, EuroPacific’s vice chairman of the board. “That is what we are continuing to do, despite the fact we’ve been in an environment where that simply hasn’t worked in the short term.”

Building blocks

Researching securities at American Funds has always involved rigorous analysis, in-depth questioning of managements and intense debate about companies and market forces. In the short term, over the last several months, the stock market valuations of nearly all companies have crumbled — without regard to whether a company is weak or strong — and this can hold promise for those who can see past the market fluctuations.

“In an environment when absolutely everything is going down indiscriminately, our differentiation based on breadth of research goes out the window,” says portfolio counselor Carl Kawaja. “But as the tough environment begins to improve, it will become apparent that stock-picking matters. Not momentum investing, not sector or country investing, but company-by-company analysis to find the strongest securities. I’m excited about this environment for this reason: There is opportunity in crisis.”

The intimate knowledge of companies should allow the investment professionals to identify solid companies with little or manageable debt, with a steady demand for their products and with the ability to produce those products in an efficient manner. These are the companies that have potential to thrive in the next part of the market cycle.

“A lot of babies have been thrown out with the bathwater,” says Mark Denning, portfolio counselor and president of the fund. “Luckily, we have the capability to analyze — company by company — the fundamentals and determine which of these babies could go on to thrive. It will not be all of them, and we aim to identify the ones that will.”

EuroPacific’s investment professionals choose which companies to invest in by carefully looking at how a company makes its money, the sources of its profits, how it attracts and retains its customers, the competitive landscape of its industry, the honesty and competency of management and their expectation for company earnings in the next five to 10 years. Analysts dig deep to determine a company’s total leverage and the underlying asset values, and whether these companies will face risks in refinancing debt.

“Because of the uniformity of the market declines around the world — all of the markets, all of the industries, they all fell by large amounts — there are very good companies that have been taken down along with those that do have risk,” says portfolio counselor Rob Lovelace. “This is a wonderful environment for fundamental analysis the way we do it: visiting the companies, asking managements how they see their businesses, and having the capability to do the technical analysis of assets and cash flows.”

Galen Hoskin, an investment analyst on EuroPacific with 15 years of experience, says, “We remain focused on long-term investing and continue our discipline of trying to find out what the companies are worth, projecting out the next several years of cash flows and earnings and what’s a fair value to pay for those.” He adds, “The environment has shaken out everything and, through our research, it is directing us toward the strongest companies.”

[Begin Pull Quote]
[night photo of the top of a taxi cab]
“Because of the uniformity of the market declines around the world — all of the markets, all of the industries, they all fell by large amounts — there are very good companies that have been taken down along with those that do have risk.” — Rob Lovelace
[End Pull Quote]

Investment analyst Isabelle de Wismes, who has 16 years of experience researching European and emerging-market banks, concurs. “I have seen bank crises before, so I know the layers of bank balance sheets and what to look at,” she says. “It helps to have this knowledge, but no crisis is identical. What is specific about this crisis is the speed of what happened and the cascading effects spreading among companies and across borders. Flexibility is necessary in this environment.”

Changes at the margins

Although our investment process remains on track, the world has significantly changed. EuroPacific Growth Fund’s investment professionals often speak about investing “from the bottom up,” which means making decisions based on each company’s intrinsic merit regardless of the direction of the market or economy. Because of this, value investors in general traditionally do not lean heavily on macroeconomic trends in making their choices — but this inclination has been tested by the current crisis.

“We’ve been forced to think more about the macro environment,” Galen says. “We don’t predict, but in doing our analysis around the world, we pick up a lot of data points and we share these, and together we can use this information for greater understanding of where the individual companies fit in.”

In addition, American Funds’ investment analysts have always been able to turn to Capital Strategy Research — an internal group of economists, accounting specialists and political analysts — for the top-down view of the world.

The process involves taking information from many sources. Carl likens it to solving a jigsaw puzzle. “In investment research, no one hands you a picture saying here’s what the puzzle looks like. In ordinary times, we have a puzzle dumped out of the box onto the ground, we all work together to turn the pieces over as quickly as we can, then we start putting together the picture,” Carl says. “Last year, it was all different — as if someone took the pieces and set them on fire.” He’s joking, of course, but it underscores the point that at a time of unprecedented crisis, the analysts needed to respond quickly and adapt to new challenges.

[photo from above of people walking with umbrellas through a white-striped cross walk]

Another new dimension to American Funds research is the degree to which the equity analysts and the fixed-income analysts work together. The central role that credit and leverage are playing in the crisis, combined with the fact that leverage tends to amplify mistakes companies can make in down markets, made it more important than ever to understand a company’s debt as well as its equity value.

“We have always had open lines of communication with our bond analysts, but we quickly began to coordinate even more,” Leo says. “We ramped this up when we saw the interwoven implications of the crisis in credit markets for equity and fixed income. We have been able to marry the two areas regarding a company’s risk profile and capital structure. Given what’s happened in financial markets, it was imperative to understand how the credit conditions would affect equity shareholders.”

Plus ça change . . .

In the end, these are extraordinary times that prompt evaluation of what we are doing right and what no longer works. Some of the popular metrics, like relative price-to-earnings ratios, have become less relevant because such measures are only as strong as their correlation to others in the market. A greater use of scenario planning — pushing the boundaries of analysis to encompass unusual events — is also a part of the new landscape. Asking the questions, for example, ‘What would happen if a company was not able to recapitalize its debt structure? What is the likelihood that demand for a product could decrease to unsustainable levels?’

The beauty of our investment process is its ability to innovate in small ways while maintaining the integrity of long-term thinking and diligent investigations. “The fundamental way we do research is not any different now than when company founder Jonathan Bell Lovelace packed up his car in the 1930s and went out to visit companies. That’s our history: visiting companies and studying their financials. And that’s what we will continue to do,” says portfolio counselor Andrew Suzman.

“It’s demonstrated that there is no perfection in any system. All of our hard work and best intentions unfortunately don’t spare us the indignity of suffering through difficult periods,” Andrew adds. “But if we stick to our methods and remain disciplined, then over time we should find that we have produced consistent returns for our shareholders.” ■

[Begin Sidebar]
[night photo of a people walking through in a city center]
A wealth of experience

Of the 32 research analysts directly involved with EuroPacific, 20 have more than a decade of experience; 11 have been in the business for 15 years or more. In many cases, analysts live in the regions they cover and reap the rewards of proximity. They speak the language, understand the regulatory environments and are familiar with business cultures and their protocols. That’s particularly beneficial for an international fund.

Number of EuroPacific analysts	32
Average years of experience	13
Languages spoken	17
Countries of origin	15
[End Sidebar]

Other share class results

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended
March 31, 2009:	1 year	5 years	Life of class

Class B shares[1] — first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	–43.75%	0.44%	–1.29%
Not reflecting CDSC	–40.98	0.75	–1.29

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–41.55	0.68	1.99
Not reflecting CDSC	–41.00	0.68	1.99

Class F-1 shares[2] — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	–40.55	1.47	2.80

Class F-2 shares[2] — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	—	—	–36.26	[3]

Class 529-A shares[4] — first sold 2/15/02
Reflecting 5.75% maximum sales charge	–43.97	0.27	3.54
Not reflecting maximum sales charge	–40.54	1.46	4.41

Class 529-B shares[1,4] — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–43.79	0.29	3.79
Not reflecting CDSC	–41.03	0.60	3.79

Class 529-C shares[4] — first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–41.60	0.60	3.52
Not reflecting CDSC	–41.05	0.60	3.52

Class 529-E shares[2,4] — first sold 3/7/02	–40.73	1.13	3.34

Class 529-F-1 shares[2,4] — first sold 9/16/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–40.44	1.58	7.11

[1]These shares are no longer available for purchase.
[2]These shares are sold without any initial or contingent deferred sales charge.
[3]Results are cumulative total returns; they are not annualized.
[4]Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 25 and 26 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Summary investment portfolio, March 31, 2009

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry sector diversification (percent of net assets)

Health care	13.78%
Telecommunication services	11.27
Financials	10.91
Consumer staples	9.30
Information technology	8.47
Other industries	33.22
Bonds & notes	0.72
Preferred stocks	0.25
Rights	0.03
Short-term securities & other assets less liabilities	12.05
[end pie chart]

Country diversification (percent of net assets)

Euro zone*	30.0%
Switzerland	8.3
United Kingdom	8.3
Japan	7.8
Mexico	3.2
China	3.0
India	2.8
Brazil	2.7
Canada	2.4
Denmark	2.4
Taiwan	2.4
Russia	2.1
Other countries	12.5
Short-term securities & other assets less liabilities	12.1
100.0

* Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

			Percent
		Value	of net
Common stocks - 86.95%	Shares	(000)	assets

Health care - 13.78%
Roche Holding AG (1)	15,627,068	2,141,935	3.37
A world leader in pharmaceuticals and diagnostic research.
Bayer AG, non-registered shares (1)	36,180,750	1,730,810	2.73
Makes pharmaceuticals and over-the-counter medicines, and develops medical diagnostic equipment.
Novo Nordisk A/S, Class B (1)	26,376,817	1,264,059	1.99
A global leader in drugs to treat diabetes.
Teva Pharmaceutical Industries Ltd. (ADR)	23,429,100	1,055,481	1.66
The leading drug company in Israel, and one of the largest generic drug companies in the U.S.
Novartis AG (1)	27,562,743	1,038,589	1.64
One of the world's largest pharmaceutical companies.
UCB SA (1) (2)	10,179,479	299,819	.47
Produces chemicals and pharmaceuticals through its global operations.
Other securities		1,217,184	1.92
		8,747,877	13.78

Telecommunication services - 11.27%
América Móvil, SAB de CV, Series L (ADR)	54,323,700	1,471,086
América Móvil, SAB de CV, Series L	31,090,000	42,407	2.38
Latin America's largest cellular communications provider.
Telefónica, SA (1)	49,110,000	979,423	1.54
One of the premier providers of fixed and mobile telephone and Internet services in Spain and Latin America.
Koninklijke KPN NV (1)	61,614,900	822,816	1.30
Global telecommunication services provider based in the Netherlands.
MTN Group Ltd. (1)	36,851,500	410,731	.65
Major South African-based telecommunications provider serving Africa and the Middle East.
China Mobile Ltd. (1)	46,400,000	403,952	.64
The leading provider of cellular telecommunications services in China.
Bharti Airtel Ltd. (1) (3)	31,832,491	395,770	.62
India's leading telecommunication services provider.
NTT DoCoMo, Inc. (1)	214,506	292,777	.46
Japan-based provider of wireless telecommunications and mobile Internet services.
Other securities		2,332,784	3.68
		7,151,746	11.27

Financials - 10.91%
Banco Santander, SA (1)	96,780,756	664,480	1.05
A leading Spanish bank, with a strong franchise in Latin America and the U.K.
Housing Development Finance Corp. Ltd. (1) (2)	15,436,346	434,090	.68
Offers home loans and other financial services through a network of offices in India.
AXA SA (1)	29,824,649	361,620	.57
Ranks among the world's largest insurance and financial services companies.
Prudential PLC (1)	70,971,091	341,472	.54
A leading life insurance and pension provider. Has significant operations in the U.S. and the U.K. and is growing in the Asia-Pacific region.
Deutsche Bank AG (1)	8,008,504	325,282	.51
Provides corporate banking, investment banking and worldwide asset management.
Other securities		4,799,801	7.56
		6,926,745	10.91

Consumer staples - 9.30%
Anheuser-Busch InBev NV (1)	39,768,464	1,096,571	1.73
One of the world's largest brewers.
Nestlé SA (1)	31,428,000	1,062,049	1.67
Global packaged food and beverage company based in Switzerland.
Tesco PLC (1)	106,932,773	511,011	.80
Major international retailer based in the United Kingdom.
British American Tobacco PLC (1)	20,599,999	476,280	.75
The world's second-largest tobacco company.
Groupe Danone SA (1)	7,517,263	366,416	.58
One of the world's largest food manufacturers and a leader in dairy products, bottled water and biscuits.
L'Oréal SA (1)	5,125,800	352,955	.56
One of the world's largest makers of beauty products. In addition to L'Oreal, its brands include Maybelline and Lancome.
Other securities		2,040,432	3.21
		5,905,714	9.30

Information technology - 8.47%
SAP AG (1)	21,780,795	772,384
SAP AG (ADR)	4,812,500	169,833	1.48
A leading developer of software for business applications. Also provides information technology services.
Samsung Electronics Co., Ltd. (1)	1,962,259	816,902
Samsung Electronics Co., Ltd., nonvoting preferred (1)	48,800	11,312	1.30
Korea's top electronics manufacturer and a global leader in semiconductor production.
Taiwan Semiconductor Manufacturing Co. Ltd. (1)	364,260,260	554,858
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	5,793,756	51,854	.96
One of the world's largest semiconductor manufacturers.
HOYA CORP. (1) (2)	26,989,700	534,447	.84
A large manufacturer of specialty glass and crystal used in electronics and vision care.
HTC Corp. (1) (2)	38,751,100	479,907	.76
Manufactures mobile computing and communications devices.
Murata Manufacturing Co., Ltd. (1)	9,068,800	350,742	.55
A major world supplier of passive electronic components used in data processing, consumer electronics and telecommunications.
Canon, Inc. (1)	10,912,900	318,438	.50
One of the world's premier manufacturers of cameras, copiers, printers and optical equipment.
Other securities		1,318,430	2.08
		5,379,107	8.47

Consumer discretionary - 8.26%
Honda Motor Co., Ltd. (1)	25,502,250	610,399	.96
Develops, manufactures and sells automobiles, motorcycles and power equipment globally.
Industria de Diseño Textil, SA (1)	12,714,674	493,840	.78
Designs and retails up-to-the-minute clothing. Most of its shops are in Europe.
Toyota Motor Corp. (1)	15,238,300	488,908	.77
One of the world's largest automotive manufacturers.
British Sky Broadcasting Group PLC (1)	62,627,805	388,163	.61
The top pay-TV provider in the U.K.
Other securities		3,261,424	5.14
		5,242,734	8.26

Energy - 7.64%
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	22,151,340	674,951
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	8,075,860	197,859	1.38
One of the world's largest oil companies. Engaged in exploration, production, refining, marketing and chemicals.
OAO Gazprom (ADR) (1)	58,448,000	858,640	1.35
The largest gas producer and transporter in Russia.
TOTAL SA (1)	10,324,500	511,320	.81
One of the world's leading integrated oil and gas companies.
Reliance Industries Ltd. (1)	16,130,000	483,799	.76
Manufactures a wide range of synthetic textiles, petrochemicals and plastics. Also involved in oil exploration and production, and electricity generation and distribution.
China National Offshore Oil Corp. (1)	325,141,100	322,388	.51
Explores for and produces offshore oil and gas. Among China's largest oil producers.
Other securities		1,798,753	2.83
		4,847,710	7.64

Materials - 6.45%
Xstrata PLC (1)	65,928,105	439,223	.69
A global diversified metals and mining group.
Linde AG (1)	5,998,100	406,998	.64
Major industrial gas company headquartered in Germany.
Syngenta AG (1)	1,517,315	304,528	.48
One of the world's largest agrochemical companies. Develops seeds and crop protection products.
Other securities		2,943,238	4.64
		4,093,987	6.45

Industrials - 5.38%
Ryanair Holdings PLC (ADR) (2) (3)	19,373,900	447,731	.71
An airline service provider serving routes between Ireland, the United Kingdom, Continental Europe and Morocco.
Schneider Electric SA (1)	4,942,312	327,669	.52
An international supplier of industrial electrical equipment and industrial automation equipment.
Siemens AG (1)	5,363,400	306,707	.48
A major worldwide producer of electrical and electronic equipment used in industrial and professional applications.
Other securities		2,333,010	3.67
		3,415,117	5.38

Utilities - 4.00%
GDF Suez (1)	16,513,512	566,959	.89
Major natural gas and electricity company based in France.
RWE AG (1)	5,590,500	392,481	.62
Provides electricity, gas and water services to homes and businesses in the U.S. and Europe.
Hongkong Electric Holdings Ltd. (1)	54,480,000	323,379	.51
Its subsidiaries include a Hong Kong electric utility, an engineering consulting company and an international investment firm.
Other securities		1,255,836	1.98
		2,538,655	4.00

MISCELLANEOUS - 1.49%
Other common stocks in initial period of acquisition		949,277	1.49

Total common stocks (cost: $66,734,479,000)		55,198,669	86.95

			Percent
		Value	of net
Preferred stocks - 0.25%		(000)	assets

Financials - 0.25%
Other securities		162,029	.25

Total preferred stocks (cost: $230,555,000)		162,029	.25

			Percent
		Value	of net
Rights - 0.03%		(000)	assets

MISCELLANEOUS - 0.03%
Other rights in initial period of acquisition		16,103	.03

Total rights (cost: $0)		16,103	.03

	Principal		Percent
	amount	Value	of net
Bonds & notes - 0.72%	(000)	(000)	assets

Other - 0.72%
Gazprom International SA 7.201% 2020 (4)	22,819	20,366
Open Joint Stock Co. Gazprom, Series 2, 8.625% 2034	5,875	5,229
Gaz Capital SA 7.288%-8.146% 2013-2037	43,480	34,875	.10
Other securities		396,411	.62

Total bonds & notes (cost: $420,833,000)		456,881	.72

	Principal		Percent
	amount	Value	of net
Short-term securities - 12.01%	(000)	(000)	assets

Freddie Mac 0.20%-1.80% due 4/1/2009-2/3/2010	1,911,575	1,909,221	3.01
U.S. Treasury Bills 0.095%-0.416% due 4/2-10/1/2009	1,326,450	1,325,247	2.09
Fannie Mae 0.44%-2.20% due 4/1-11/16/2009	930,500	929,487	1.46
Federal Home Loan Bank 0.26%-0.75% due 4/9/2009-1/8/2010	725,800	724,208	1.14
International Bank for Reconstruction and Development 0.25%-0.50% due 4/14-9/22/2009	516,800	516,166	.81
Caisse d'Amortissement de la Dette Sociale 0.32%-0.74% due 4/6-7/13/2009	306,500	306,331	.48
Other securities		1,914,927	3.02

Total short-term securities (cost: $7,624,381,000)		7,625,587	12.01

Total investment securities (cost: $75,010,248,000)		63,459,269	99.96
Other assets less liabilities		25,178	.04

Net assets		$63,484,447	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with aggregate value of $1,219,080,000, which represented 1.92% of the net assets of the fund) may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended March 31, 2009, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 3/31/09 (000)
HOYA CORP. (1)	21,136,800	5,852,900	-	26,989,700	$12,325	$534,447
HTC Corp. (1)	25,558,000	20,851,100	7,658,000	38,751,100	27,101	479,907
Ryanair Holdings PLC (ADR) (3)	19,373,900	-	-	19,373,900	-	447,731
Housing Development Finance Corp. Ltd. (1)	3,629,346	11,807,000	-	15,436,346	2,128	434,090
UCB SA (1)	11,908,290	-	1,728,811	10,179,479	14,538	299,819
Hirose Electric Co., Ltd. (1)	2,547,000	-	-	2,547,000	3,004	246,804
Qantas Airways Ltd. (1)	-	127,259,300	-	127,259,300	15,520	154,757
Techtronic Industries Co. Ltd. (1)	86,710,000	-	-	86,710,000	500	40,183
Acer Inc. (5)	136,488,101	1,471,428	137,959,529	-	9,299	-
Chuo Mitsui Trust Holdings, Inc. (5)	64,238,000	-	64,238,000	-	-	-
Continental AG (5)	8,280,790	698,000	8,978,790	-	21,978	-
Mondi PLC (5)	19,197,500	-	19,197,500	-	4,821	-
Nobel Biocare Holding AG (1) (5)	908,464	7,026,055	4,436,037	3,498,482	3,638	-
ProSiebenSAT.1 Media AG, nonvoting preferred (5)	7,110,000	-	7,110,000	-	11,675	-
Public Power Corp. SA (1) (5)	11,646,727	-	3,076,314	8,570,413	1,815	-
					$128,342	$2,637,738

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $47,836,884,000, which represented 75.35% of the net assets of the fund.

(2) Represents an affiliated company as defined under the Investment Company Act of 1940.
(3) Security did not produce income during the last 12 months.
(4) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(5) Unaffiliated issuer at 3/31/2009.

Key to abbreviation
ADR = American Depositary Receipts

The descriptions of the companies shown in the summary investment portfolio are supplemental. These descriptions and the industry classifications were obtained from published reports and other sources believed to be reliable, and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at March 31, 2009	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $71,639,807)	$60,821,531
Affiliated issuers (cost: $3,370,441)	2,637,738	$63,459,269
Cash denominated in currencies other than U.S. dollars (cost: $8,970)		8,970
Cash		210
Receivables for:
Sales of investments	85,238
Sales of fund's shares	172,487
Dividends and interest	227,509	485,234
		63,953,683
Liabilities:
Payables for:
Purchases of investments	284,424
Repurchases of fund's shares	134,768
Investment advisory services	22,479
Services provided by affiliates	23,996
Trustees' deferred compensation	2,258
Other	1,311	469,236
Net assets at March 31, 2009		$63,484,447

Net assets consist of:
Capital paid in on shares of beneficial interest		$87,452,689
Undistributed net investment income		166,473
Accumulated net realized loss		(12,582,024)
Net unrealized depreciation		(11,552,691)
Net assets at March 31, 2009		$63,484,447

(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (2,474,668 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share *
Class A	$28,191,802	1,093,643	$25.78
Class B	764,774	29,967	25.52
Class C	1,926,713	76,429	25.21
Class F-1	5,097,165	198,619	25.66
Class F-2	806,125	31,265	25.78
Class 529-A	497,544	19,446	25.59
Class 529-B	63,417	2,517	25.20
Class 529-C	191,273	7,607	25.14
Class 529-E	27,895	1,098	25.41
Class 529-F-1	33,078	1,294	25.57
Class R-1	142,736	5,707	25.01
Class R-2	783,955	31,191	25.13
Class R-3	4,139,288	163,287	25.35
Class R-4	7,289,871	287,290	25.37
Class R-5	13,528,811	525,308	25.75

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $27.35 and $27.15, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended March 31, 2009	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $315,401; also includes $128,342 from affiliates)	$2,610,703
Interest (net of non-U.S. taxes of $1)	228,563	$2,839,266

Fees and expenses*:
Investment advisory services	381,546
Distribution services	231,926
Transfer agent services	56,525
Administrative services	59,549
Reports to shareholders	4,559
Registration statement and prospectus	4,407
Trustees' compensation	(860)
Auditing and legal	255
Custodian	19,564
State and local taxes	1,221
Other	3,509
Total fees and expenses before waiver	762,201
Less investment advisory services waiver	31,282
Total fees and expenses after waiver		730,919
Net investment income		2,108,347

Net realized loss and unrealized depreciation on investments and currency:
Net realized (loss) gain on:
Investments (including $577,557 net loss from affiliates)	(12,513,749)
Currency transactions	27,704	(12,486,045)
Net unrealized (depreciation) appreciation on:
Investments	(36,394,457)
Currency translations	3,266	(36,391,191)
Net realized loss and unrealized depreciation on investments and currency		(48,877,236)
Net decrease in net assets resulting
from operations		$(46,768,889)

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended March 31
	2009	2008
Operations:
Net investment income	$2,108,347	$2,093,494
Net realized (loss) gain on investments and currency transactions	(12,486,045)	9,586,162
Net unrealized depreciation on investments and currency translations	(36,391,191)	(5,297,662)
Net (decrease) increase in net assets resulting from operations	(46,768,889)	6,381,994

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,815,409)	(2,229,069)
Distributions from net realized gain on investments	(3,253,052)	(8,184,379)
Total dividends and distributions paid to shareholders	(5,068,461)	(10,413,448)

Net capital share transactions	546,261	14,630,777

Total (decrease) increase in net assets	(51,291,089)	10,599,323

Net assets:
Beginning of year	114,775,536	104,176,213
End of year (including undistributed and distributions in excess of
net investment income: $166,473 and $(54,078), respectively)	$63,484,447	$114,775,536

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – EuroPacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing primarily in the securities of companies based in Europe and the Pacific Basin.

The fund has 15 share classes consisting of five retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4 and R-5	None	None	None
*Effective April 21, 2009, Classes B and 529-B will not be available for purchase.

On August 1, 2008, the fund made an additional retail share class (Class F-2) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). In addition, Class F shares were renamed Class F-1 and Class 529-F shares were renamed Class 529-F-1. On May 1, 2009, the fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the SEC. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Forward currency contracts – The fund may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables for sales or payables for purchases of investment securities in the statement of assets and liabilities.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the U.S. may also be subject to many of these risks.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended March 31, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2005, by state tax authorities for tax years before 2004 and by tax authorities outside the U.S. for tax years before 2001.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended March 31, 2009, the fund reclassified $55,616,000 from accumulated net realized loss to undistributed net investment income and $128,003,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of March 31, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$208,481
Capital loss carryforward expiring in 2017*	(4,409,277)
Post-October capital loss deferrals (realized during the period November 1, 2008, through March 31, 2009)†	(7,980,201)
Gross unrealized appreciation on investment securities	5,438,272
Gross unrealized depreciation on investment securities	(17,228,593)
Net unrealized depreciation on investment securities	(11,790,321)
Cost of investment securities	75,249,590
*The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

†These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended March 31, 2009			Year ended March 31, 2008
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$839,399	$1,498,388	$2,337,787	$1,167,078	$4,213,545	$5,380,623
Class B	12,697	43,006	55,703	23,244	131,749	154,993
Class C	32,384	107,659	140,043	52,409	299,432	351,841
Class F-1	149,238	270,367	419,605	195,993	709,861	905,854
Class F-2*	17,616	29,790	47,406	-	-	-
Class 529-A	14,222	25,098	39,320	14,493	52,632	67,125
Class 529-B	1,086	3,313	4,399	1,259	7,566	8,825
Class 529-C	3,327	9,999	13,326	3,746	21,866	25,612
Class 529-E	674	1,410	2,084	720	3,077	3,797
Class 529-F-1	1,029	1,653	2,682	1,021	3,411	4,432
Class R-1	2,511	6,888	9,399	2,306	12,678	14,984
Class R-2	13,440	40,158	53,598	16,094	92,884	108,978
Class R-3	98,652	208,012	306,664	127,609	542,968	670,577
Class R-4	204,977	360,608	565,585	205,109	753,852	958,961
Class R-5	424,157	646,703	1,070,860	417,988	1,338,858	1,756,846
Total	$1,815,409	$3,253,052	$5,068,461	$2,229,069	$8,184,379	$10,413,448

*Class F-2 was offered beginning August 1, 2008.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.397% on such assets in excess of $115 billion. CRMC waived a portion of its investment advisory services fee commencing on September 1, 2004, and terminating on December 31, 2008. During the year ended March 31, 2009, total investment advisory services fees waived by CRMC were $31,282,000. As a result, the fee shown on the accompanying financial statements of $381,546,000, which was equivalent to an annualized rate of 0.426%, was reduced to $350,264,000, or 0.391% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2 and R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes, except Classes F-2 and R-5, may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of March 31, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended March 31, 2009, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$103,249	$55,147	Not applicable	Not applicable	Not applicable
Class B	12,554	1,378	Not applicable	Not applicable	Not applicable
Class C	30,545	Included in administrative services	$4,104	$578	Not applicable
Class F-1	19,741		10,172	904	Not applicable
Class F-2*	Not applicable		473	30	Not applicable
Class 529-A	1,257		604	89	$652
Class 529-B	854		79	28	85
Class 529-C	2,564		238	70	257
Class 529-E	183		34	5	37
Class 529-F-1	-		39	6	43
Class R-1	1,773		209	56	Not applicable
Class R-2	7,793		1,560	3,323	Not applicable
Class R-3	28,733		7,014	1,940	Not applicable
Class R-4	22,680		13,314	174	Not applicable
Class R-5	Not applicable		13,337	95	Not applicable
Total	$231,926	$56,525	$51,177	$7,298	$1,074
*Class F-2 was offered beginning August 1, 2008.

Trustees’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $(860,000), shown on the accompanying financial statements, includes $415,000 in current fees (either paid in cash or deferred) and a net decrease of $1,275,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund adopted the Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements, on April 1, 2008. FAS 157 requires the fund to classify its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of March 31, 2009 (dollars in thousands):

Investment securities
Level 1 – Quoted prices	$7,399,119
Level 2 – Other significant observable inputs	56,012,895	*
Level 3 – Significant unobservable inputs	47,255
Total	$63,459,269

*Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $47,682,064,000 of investment securities were classified as Level 2 instead of Level 1.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions during the year ended March 31, 2009 (dollars in thousands):

Level 3 investment securities
Beginning value at 4/1/2008	$-
Net sales	(22,221)
Net realized loss†	(58,318)
Net unrealized appreciation†	40,483
Net transfers into Level 3	87,311
Ending value at 3/31/2009	$47,255

Net unrealized appreciation during the period on Level 3 investment securities held at 3/31/2009†	$9,362

†Net realized loss and net unrealized appreciation are included in the related amounts on investments in the statement of operations.

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended March 31, 2009
Class A	$5,512,120	152,504	$2,228,985	82,524	$(12,335,632)	(368,178)	$(4,594,527)	(133,150)
Class B	119,052	3,157	53,779	2,007	(470,214)	(13,667)	(297,383)	(8,503)
Class C	418,358	11,281	134,244	5,072	(945,447)	(29,605)	(392,845)	(13,252)
Class F-1	3,099,787	85,692	367,327	13,660	(3,997,425)	(122,276)	(530,311)	(22,924)
Class F-2†	1,334,657	42,777	32,368	1,199	(346,233)	(12,711)	1,020,792	31,265
Class 529-A	122,309	3,338	39,278	1,465	(73,674)	(2,324)	87,913	2,479
Class 529-B	10,270	287	4,398	166	(8,634)	(274)	6,034	179
Class 529-C	49,756	1,390	13,323	504	(38,798)	(1,224)	24,281	670
Class 529-E	6,980	201	2,083	78	(4,727)	(150)	4,336	129
Class 529-F-1	10,691	299	2,680	100	(6,217)	(197)	7,154	202
Class R-1	97,696	2,669	9,316	355	(50,695)	(1,509)	56,317	1,515
Class R-2	398,000	11,679	53,544	2,028	(362,883)	(10,918)	88,661	2,789
Class R-3	2,123,255	60,014	306,427	11,529	(2,736,039)	(74,167)	(306,357)	(2,624)
Class R-4	4,277,350	123,309	565,339	21,262	(3,104,211)	(94,894)	1,738,478	49,677
Class R-5	6,561,360	180,483	1,065,226	39,511	(3,992,868)	(115,763)	3,633,718	104,231
Total net increase
(decrease)	$24,141,641	679,080	$4,878,317	181,460	$(28,473,697)	(847,857)	$546,261	12,683

Year ended March 31, 2008
Class A	$8,974,111	175,762	$5,084,576	97,312	$(12,394,368)	(244,286)	$1,664,319	28,788
Class B	228,910	4,560	148,566	2,879	(251,107)	(5,087)	126,369	2,352
Class C	865,400	17,372	336,601	6,593	(586,970)	(11,971)	615,031	11,994
Class F-1	3,195,982	63,620	795,906	15,300	(1,930,614)	(38,373)	2,061,274	40,547
Class 529-A	199,305	3,946	67,120	1,292	(44,306)	(880)	222,119	4,358
Class 529-B	17,676	356	8,824	173	(5,231)	(106)	21,269	423
Class 529-C	79,000	1,595	25,606	502	(22,495)	(456)	82,111	1,641
Class 529-E	10,012	200	3,797	73	(3,122)	(63)	10,687	210
Class 529-F-1	14,387	285	4,432	85	(5,218)	(103)	13,601	267
Class R-1	95,361	1,934	14,948	294	(47,160)	(951)	63,149	1,277
Class R-2	546,756	11,042	108,925	2,135	(398,814)	(8,108)	256,867	5,069
Class R-3	3,104,305	61,709	670,402	13,038	(2,757,473)	(55,406)	1,017,234	19,341
Class R-4	5,085,720	101,445	958,504	18,601	(3,262,932)	(64,766)	2,781,292	55,280
Class R-5	8,505,982	165,682	1,736,435	33,233	(4,546,962)	(90,558)	5,695,455	108,357
Total net increase
(decrease)	$30,922,907	609,508	$9,964,642	191,510	$(26,256,772)	(521,114)	$14,630,777	279,904

*Includes exchanges between share classes of the fund.
†Class F-2 was offered beginning August 1, 2008.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $34,800,199,000 and $33,260,278,000, respectively, during the year ended March 31, 2009.

Financial highlights(1)

		(Loss) income from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements /waivers	Ratio of expenses to average net assets after reimbursements /waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 3/31/2009	$46.83	$.88	$(19.76)	$(18.88)	$(.78)	$(1.39)	$(2.17)	$25.78	(40.54)%	$28,192	.83%	.80%	2.40%
Year ended 3/31/2008	47.92	.95	2.60	3.55	(1.01)	(3.63)	(4.64)	46.83	6.40	57,445	.79	.74	1.87
Year ended 3/31/2007	44.20	.71	6.49	7.20	(.77)	(2.71)	(3.48)	47.92	16.63	57,407	.79	.75	1.54
Year ended 3/31/2006	35.63	.62	9.99	10.61	(.72)	(1.32)	(2.04)	44.20	30.25	50,209	.81	.76	1.58
Year ended 3/31/2005	32.26	.43	3.45	3.88	(.51)	-	(.51)	35.63	12.08	37,515	.83	.82	1.31
Class B:
Year ended 3/31/2009	46.14	.62	(19.44)	(18.82)	(.41)	(1.39)	(1.80)	25.52	(40.98)	765	1.57	1.54	1.70
Year ended 3/31/2008	47.31	.56	2.54	3.10	(.64)	(3.63)	(4.27)	46.14	5.60	1,775	1.52	1.48	1.12
Year ended 3/31/2007	43.71	.35	6.42	6.77	(.46)	(2.71)	(3.17)	47.31	15.78	1,709	1.54	1.50	.78
Year ended 3/31/2006	35.29	.32	9.88	10.20	(.46)	(1.32)	(1.78)	43.71	29.32	1,394	1.55	1.51	.82
Year ended 3/31/2005	32.00	.18	3.41	3.59	(.30)	-	(.30)	35.29	11.24	954	1.58	1.56	.55
Class C:
Year ended 3/31/2009	45.64	.58	(19.20)	(18.62)	(.42)	(1.39)	(1.81)	25.21	(41.00)	1,927	1.62	1.58	1.63
Year ended 3/31/2008	46.85	.53	2.53	3.06	(.64)	(3.63)	(4.27)	45.64	5.57	4,093	1.57	1.53	1.06
Year ended 3/31/2007	43.35	.31	6.35	6.66	(.45)	(2.71)	(3.16)	46.85	15.65	3,640	1.62	1.58	.69
Year ended 3/31/2006	35.04	.27	9.82	10.09	(.46)	(1.32)	(1.78)	43.35	29.21	2,697	1.64	1.60	.71
Year ended 3/31/2005	31.81	.14	3.40	3.54	(.31)	-	(.31)	35.04	11.16	1,546	1.67	1.65	.44
Class F-1:
Year ended 3/31/2009	46.62	.87	(19.68)	(18.81)	(.76)	(1.39)	(2.15)	25.66	(40.55)	5,097	.84	.81	2.38
Year ended 3/31/2008	47.73	.92	2.60	3.52	(1.00)	(3.63)	(4.63)	46.62	6.38	10,328	.81	.77	1.81
Year ended 3/31/2007	44.05	.69	6.47	7.16	(.77)	(2.71)	(3.48)	47.73	16.59	8,639	.82	.78	1.50
Year ended 3/31/2006	35.52	.59	9.97	10.56	(.71)	(1.32)	(2.03)	44.05	30.22	6,686	.84	.80	1.50
Year ended 3/31/2005	32.18	.40	3.45	3.85	(.51)	-	(.51)	35.52	12.01	3,901	.90	.89	1.20
Class F-2:
Period from 8/1/2008 to 3/31/2009	43.75	.29	(16.05)	(15.76)	(.82)	(1.39)	(2.21)	25.78	(36.26)	806	.63 (5)	.61 (5)	1.59 (5)
Class 529-A:
Year ended 3/31/2009	46.53	.82	(19.59)	(18.77)	(.78)	(1.39)	(2.17)	25.59	(40.54)	497	.87	.83	2.30
Year ended 3/31/2008	47.66	.90	2.60	3.50	(1.00)	(3.63)	(4.63)	46.53	6.34	789	.83	.79	1.78
Year ended 3/31/2007	44.00	.67	6.48	7.15	(.78)	(2.71)	(3.49)	47.66	16.59	601	.83	.79	1.45
Year ended 3/31/2006	35.49	.58	9.97	10.55	(.72)	(1.32)	(2.04)	44.00	30.21	387	.85	.80	1.47
Year ended 3/31/2005	32.15	.39	3.46	3.85	(.51)	-	(.51)	35.49	12.04	197	.91	.89	1.18
Class 529-B:
Year ended 3/31/2009	45.71	.53	(19.20)	(18.67)	(.45)	(1.39)	(1.84)	25.20	(41.03)	63	1.69	1.65	1.49
Year ended 3/31/2008	46.93	.48	2.53	3.01	(.60)	(3.63)	(4.23)	45.71	5.47	107	1.66	1.61	.97
Year ended 3/31/2007	43.42	.28	6.37	6.65	(.43)	(2.71)	(3.14)	46.93	15.60	90	1.67	1.63	.63
Year ended 3/31/2006	35.09	.25	9.82	10.07	(.42)	(1.32)	(1.74)	43.42	29.10	64	1.71	1.67	.64
Year ended 3/31/2005	31.86	.10	3.40	3.50	(.27)	-	(.27)	35.09	11.01	39	1.80	1.79	.30
Class 529-C:
Year ended 3/31/2009	45.63	.53	(19.17)	(18.64)	(.46)	(1.39)	(1.85)	25.14	(41.05)	191	1.68	1.65	1.49
Year ended 3/31/2008	46.87	.48	2.53	3.01	(.62)	(3.63)	(4.25)	45.63	5.47	317	1.65	1.61	.96
Year ended 3/31/2007	43.38	.28	6.37	6.65	(.45)	(2.71)	(3.16)	46.87	15.62	248	1.67	1.63	.62
Year ended 3/31/2006	35.08	.24	9.83	10.07	(.45)	(1.32)	(1.77)	43.38	29.11	164	1.70	1.66	.63
Year ended 3/31/2005	31.86	.10	3.40	3.50	(.28)	-	(.28)	35.08	11.02	88	1.79	1.78	.31
Class 529-E:
Year ended 3/31/2009	46.17	.71	(19.42)	(18.71)	(.66)	(1.39)	(2.05)	25.41	(40.73)	28	1.17	1.14	2.00
Year ended 3/31/2008	47.34	.74	2.57	3.31	(.85)	(3.63)	(4.48)	46.17	6.00	45	1.14	1.10	1.47
Year ended 3/31/2007	43.75	.52	6.43	6.95	(.65)	(2.71)	(3.36)	47.34	16.21	36	1.15	1.11	1.14
Year ended 3/31/2006	35.33	.45	9.91	10.36	(.62)	(1.32)	(1.94)	43.75	29.77	24	1.18	1.13	1.13
Year ended 3/31/2005	32.04	.28	3.43	3.71	(.42)	-	(.42)	35.33	11.63	12	1.26	1.24	.84

Class 529-F-1:
Year ended 3/31/2009	$46.54	$.88	$(19.60)	$(18.72)	$(.86)	$(1.39)	$(2.25)	$25.57	(40.44)%	$33	.67%	.64%	2.48%
Year ended 3/31/2008	47.65	.99	2.62	3.61	(1.09)	(3.63)	(4.72)	46.54	6.55	51	.64	.60	1.96
Year ended 3/31/2007	43.98	.74	6.49	7.23	(.85)	(2.71)	(3.56)	47.65	16.79	39	.65	.61	1.61
Year ended 3/31/2006	35.45	.64	9.96	10.60	(.75)	(1.32)	(2.07)	43.98	30.39	23	.70	.66	1.63
Year ended 3/31/2005	32.13	.36	3.44	3.80	(.48)	-	(.48)	35.45	11.89	12	1.01	.99	1.09
Class R-1:
Year ended 3/31/2009	45.45	.54	(19.09)	(18.55)	(.50)	(1.39)	(1.89)	25.01	(41.01)	143	1.61	1.57	1.55
Year ended 3/31/2008	46.71	.49	2.54	3.03	(.66)	(3.63)	(4.29)	45.45	5.52	190	1.61	1.57	.99
Year ended 3/31/2007	43.29	.28	6.38	6.66	(.53)	(2.71)	(3.24)	46.71	15.68	136	1.62	1.58	.61
Year ended 3/31/2006	35.04	.26	9.82	10.08	(.51)	(1.32)	(1.83)	43.29	29.16	66	1.65	1.61	.66
Year ended 3/31/2005	31.89	.11	3.43	3.54	(.39)	-	(.39)	35.04	11.18	29	1.72	1.68	.34
Class R-2:
Year ended 3/31/2009	45.62	.53	(19.17)	(18.64)	(.46)	(1.39)	(1.85)	25.13	(41.05)	784	1.68	1.64	1.51
Year ended 3/31/2008	46.84	.50	2.54	3.04	(.63)	(3.63)	(4.26)	45.62	5.51	1,296	1.61	1.57	1.01
Year ended 3/31/2007	43.36	.30	6.35	6.65	(.46)	(2.71)	(3.17)	46.84	15.66	1,093	1.67	1.59	.66
Year ended 3/31/2006	35.07	.26	9.83	10.09	(.48)	(1.32)	(1.80)	43.36	29.20	735	1.76	1.60	.68
Year ended 3/31/2005	31.86	.14	3.41	3.55	(.34)	-	(.34)	35.07	11.17	375	1.90	1.64	.42
Class R-3:
Year ended 3/31/2009	46.04	.77	(19.41)	(18.64)	(.66)	(1.39)	(2.05)	25.35	(40.70)	4,139	1.11	1.08	2.14
Year ended 3/31/2008	47.20	.78	2.54	3.32	(.85)	(3.63)	(4.48)	46.04	6.05	7,639	1.11	1.07	1.55
Year ended 3/31/2007	43.64	.52	6.41	6.93	(.66)	(2.71)	(3.37)	47.20	16.20	6,918	1.15	1.10	1.14
Year ended 3/31/2006	35.23	.46	9.89	10.35	(.62)	(1.32)	(1.94)	43.64	29.85	4,336	1.15	1.11	1.18
Year ended 3/31/2005	31.96	.30	3.42	3.72	(.45)	-	(.45)	35.23	11.68	2,321	1.18	1.16	.89
Class R-4:
Year ended 3/31/2009	46.17	.81	(19.43)	(18.62)	(.79)	(1.39)	(2.18)	25.37	(40.53)	7,290	.85	.82	2.29
Year ended 3/31/2008	47.31	.88	2.60	3.48	(.99)	(3.63)	(4.62)	46.17	6.32	10,970	.85	.81	1.75
Year ended 3/31/2007	43.69	.64	6.45	7.09	(.76)	(2.71)	(3.47)	47.31	16.61	8,627	.87	.82	1.41
Year ended 3/31/2006	35.25	.57	9.91	10.48	(.72)	(1.32)	(2.04)	43.69	30.20	5,352	.87	.83	1.45
Year ended 3/31/2005	31.95	.39	3.44	3.83	(.53)	-	(.53)	35.25	12.04	2,668	.90	.88	1.17
Class R-5:
Year ended 3/31/2009	46.86	.93	(19.74)	(18.81)	(.91)	(1.39)	(2.30)	25.75	(40.37)	13,529	.54	.51	2.60
Year ended 3/31/2008	47.94	1.05	2.63	3.68	(1.13)	(3.63)	(4.76)	46.86	6.64	19,731	.55	.50	2.05
Year ended 3/31/2007	44.22	.78	6.53	7.31	(.88)	(2.71)	(3.59)	47.94	16.91	14,993	.57	.52	1.70
Year ended 3/31/2006	35.64	.69	10.02	10.71	(.81)	(1.32)	(2.13)	44.22	30.56	9,059	.58	.53	1.74
Year ended 3/31/2005	32.26	.50	3.47	3.97	(.59)	-	(.59)	35.64	12.38	4,507	.59	.58	1.51

	Year ended March 31
	2009	2008	2007	2006	2005

Portfolio turnover rate for all classes of shares	41%	38%	27%	35%	30%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of EuroPacific Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of EuroPacific Growth Fund (the “Fund”), as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EuroPacific Growth Fund as of March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
May 6, 2009

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2008, through March 31, 2009).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10/1/2008	Ending account value 3/31/2009	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$742.95	$3.74	.86%
Class A -- assumed 5% return	1,000.00	1,020.64	4.33	.86
Class B -- actual return	1,000.00	739.95	6.94	1.60
Class B -- assumed 5% return	1,000.00	1,016.95	8.05	1.60
Class C -- actual return	1,000.00	739.99	7.16	1.65
Class C -- assumed 5% return	1,000.00	1,016.70	8.30	1.65
Class F-1 -- actual return	1,000.00	742.78	3.69	.85
Class F-1 -- assumed 5% return	1,000.00	1,020.69	4.28	.85
Class F-2 -- actual return	1,000.00	743.68	2.61	.60
Class F-2 -- assumed 5% return	1,000.00	1,021.94	3.02	.60
Class 529-A -- actual return	1,000.00	742.85	3.82	.88
Class 529-A -- assumed 5% return	1,000.00	1,020.54	4.43	.88
Class 529-B -- actual return	1,000.00	739.90	7.42	1.71
Class 529-B -- assumed 5% return	1,000.00	1,016.40	8.60	1.71
Class 529-C -- actual return	1,000.00	739.62	7.37	1.70
Class 529-C -- assumed 5% return	1,000.00	1,016.45	8.55	1.70
Class 529-E -- actual return	1,000.00	741.54	5.17	1.19
Class 529-E -- assumed 5% return	1,000.00	1,019.00	5.99	1.19
Class 529-F-1 -- actual return	1,000.00	743.52	3.00	.69
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.49	3.48	.69
Class R-1 -- actual return	1,000.00	739.85	7.03	1.62
Class R-1 -- assumed 5% return	1,000.00	1,016.85	8.15	1.62
Class R-2 -- actual return	1,000.00	739.40	7.59	1.75
Class R-2 -- assumed 5% return	1,000.00	1,016.21	8.80	1.75
Class R-3 -- actual return	1,000.00	741.87	4.99	1.15
Class R-3 -- assumed 5% return	1,000.00	1,019.20	5.79	1.15
Class R-4 -- actual return	1,000.00	743.08	3.65	.84
Class R-4 -- assumed 5% return	1,000.00	1,020.74	4.23	.84
Class R-5 -- actual return	1,000.00	743.97	2.35	.54
Class R-5 -- assumed 5% return	1,000.00	1,022.24	2.72	.54

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (182), and divided by 365 (to reflect the one-half year period).

Tax information
                                                                                                                 unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended March 31, 2009:

Long-term capital gains	$3,253,665,000
Foreign taxes	$ 0.13 per share
Foreign source income	$ 1.22 per share
Qualified dividend income	100%
Corporate dividends received deduction	$548,000
U.S. government income that may be exempt from state taxation	$44,047,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2009. The board approved the agreement following the recommendation of the fund’s Governance and Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the fund and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related meetings. In addition to the information reviewed by the board and the committee, this report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. The board further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of trustees and other officers

“Independent” trustees

	Year first
	elected
	a trustee
Name and age	of the fund[1]	Principal occupation(s) during past five years

Elisabeth Allison, 62	1991	Partner, ANZI, Ltd. (transactional work specializing in joint ventures and strategic alliances); Business negotiator, Harvard Medical School

Vanessa C.L. Chang, 56	2005
Director, EL & EL Investments (real estate); former President and CEO, ResolveItNow.com (insurance-related Internet company); former Senior Vice President, Secured Capital Corporation (real estate investment bank); former Partner, KPMG LLP (independent registered public accounting firm)

Nicholas Donatiello, Jr., 48	2008	President and CEO, Odyssey Ventures, Inc. (market research and strategy consulting firm)

Robert A. Fox, 72	1984	Managing General Partner, Fox Investments LP; corporate director; retired President and CEO, Foster Farms (poultry producer)

Koichi Itoh, 68	1994	Executive Chairman of the Board, Itoh Building Co., Ltd. (building management); former President, Autosplice KK (electronics)

William H. Kling, 67	1987	President and CEO, American Public Media Group

John G. McDonald, 72	1984	Stanford Investors Professor, Graduate School of Business, Stanford University

William I. Miller, 53	1992	Chairman of the Board and CEO, Irwin Financial
Chairman of the Board		Corporation
(Independent and
Non-Executive)

Alessandro Ovi, 65	2002	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Advisor to the Italian Prime Minister; former Special Advisor to the President of the European Commission

Kirk P. Pendleton, 69	1996	Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

Rozanne L. Ridgway, 73	2005	Director of companies; Chair (non-executive), Baltic-American Enterprise Fund; Chair (non-executive), The CNA Corp.

Jae H. Hyun retired from the board in September 2008. The trustees thank Mr. Hyun for his dedication and service to the fund.

“Independent” trustees

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	trustee	Other directorships[3] held by trustee

Elisabeth Allison, 62	3	Helicos BioSciences Corporation

Vanessa C.L. Chang, 56	3	Edison International

Nicholas Donatiello, Jr., 48	3	Dolby Laboratories, Inc.

Robert A. Fox, 72	8	None

Koichi Itoh, 68	5	None

William H. Kling, 67	7	Irwin Financial Corporation

John G. McDonald, 72	9	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

William I. Miller, 53	3	Cummins, Inc.
Chairman of the Board
(Independent and
Non-Executive)

Alessandro Ovi, 65	3	Enia SpA; Guala Closures SpA; Landi Renzo SpA;
		ST Microelectronics SNV; Telecom Italia Media SpA

Kirk P. Pendleton, 69	7	None

Rozanne L. Ridgway, 73	3	Emerson Electric; Sara Lee Corporation

“Interested” trustees[4]

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund¹	underwriter of the fund

Gina H. Despres, 67	1999	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President, Capital Strategy Research, Inc.[5]

Mark E. Denning, 51	1994	Senior Vice President — Capital Research Global
President		Investors, Capital Research Company;[5] Director, Capital Research and Management Company; Director, Capital International Limited[5]

“Interested” trustees[4]

	Number of
	portfolios in
	fund complex[2]
Name, age and	overseen
position with fund	by trustee	Other directorships[3] held by trustee

Gina H. Despres, 67	4	None
Vice Chairman of the Board

Mark E. Denning, 51	1	None
President

The fund’s statement of additional information includes additional information about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers[6]

	Year first
	elected an	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund¹	underwriter of the fund

Stephen E. Bepler, 66	1984	Senior Vice President — Capital Research Global
Executive Vice President		Investors, Capital Research Company[5]

Carl M. Kawaja, 44	2003	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company; Director, Capital Research and Management Company; Director, Capital International, Inc.;[5] Director, Capital International Asset Management, Inc.[5]

Robert W. Lovelace, 46	1996	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company; Executive Vice President and Director, Capital Research and Management Company

Michael J. Thawley, 59	2008	Senior Vice President, Capital Research and
Senior Vice President		Management Company; Senior Vice President, Capital Strategy Research, Inc.;[5] former Australian Ambassador to the United States

Michael J. Downer, 54	2004	Senior Vice President, Secretary and Coordinator of
Vice President		Legal and Compliance — Capital Research and Management Company; Director, American Funds Distributors, Inc.;[5] Director, Capital Bank and Trust Company[5]

Nicholas J. Grace, 43	2004	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company[5]

Alwyn Heong, 49	1998	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company[5]

Sung Lee, 42	2003	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company;[5] Director, The Capital Group Companies, Inc.[5]

Vincent P. Corti, 52	1984	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Bryan K. Nielsen, 36	2008	Vice President, Capital Guardian Trust Company;[5]
Treasurer		Vice President, Capital International, Inc.[5]

Tanya Schneider, 36	2007	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Jennifer M. Buchheim, 35	2008	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

R. Marcia Gould, 54	1993	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

[1]Trustees and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.
[6]All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

[logo - American Funds®]

The right choice for the long term®

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
K&L Gates LLP
55 Second Street, Suite 1700
San Francisco, CA 94105

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete March 31, 2009, portfolio of EuroPacific Growth Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

EuroPacific Growth Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available on the American Funds website or by calling AFS.

This report is for the information of shareholders of EuroPacific Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2009, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Capital Group Companies

American Funds    Capital Research and Management    Capital International    Capital Guardian    Capital Bank and Trust

Lit. No. MFGEAR-916-0509P

Litho in USA BG/Q/8055-S16806

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2008	$100,000
2009	$106,000

b) Audit-Related Fees:
2008	$35,000
2009	$31,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$27,000
2009	$27,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2008	None
2009	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2008	$1,160,000
2009	$924,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$3,000
2009	$6,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2008	None
2009	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,590,000 for fiscal year 2008 and $1,266,000 for fiscal year 2009. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

EuroPacific Growth Fund®
Investment portfolio

March 31, 2009

Common stocks — 86.95%	Shares	Value (000)

HEALTH CARE — 13.78%
Roche Holding AG1	15,627,068	$2,141,935
Bayer AG, non-registered shares[1]	36,180,750	1,730,810
Novo Nordisk A/S, Class B1	26,376,817	1,264,059
Teva Pharmaceutical Industries Ltd. (ADR)	23,429,100	1,055,481
Novartis AG1	27,562,743	1,038,589
UCB SA1,2	10,179,479	299,819
Merck KGaA[1]	2,913,558	256,782
Smith & Nephew PLC[1]	40,910,476	252,510
CSL Ltd.[1]	7,082,900	160,206
Terumo Corp.[1]	3,500,000	130,119
Lonza Group Ltd.[1]	1,047,012	103,338
Richter Gedeon NYRT[1]	849,000	92,774
Nobel Biocare Holding AG1	3,498,482	59,643
AstraZeneca PLC (Sweden)[1]	1,613,559	56,769
Essilor International[1]	1,427,000	55,101
Elan Corp., PLC (ADR)[3]	6,000,000	39,840
Straumann Holding AG1	65,390	10,102
		8,747,877

TELECOMMUNICATION SERVICES — 11.27%
América Móvil, SAB de CV, Series L (ADR)	54,323,700	1,471,086
América Móvil, SAB de CV, Series L	31,090,000	42,407
Telefónica, SA1	49,110,000	979,423
Koninklijke KPN NV1	61,614,900	822,816
MTN Group Ltd.[1]	36,851,500	410,731
China Mobile Ltd.[1]	46,400,000	403,952
Bharti Airtel Ltd.[1,3]	31,832,491	395,770
NTT DoCoMo, Inc.[1]	214,506	292,777
Vodafone Group PLC[1]	130,164,919	227,058
France Télécom SA1	8,716,000	197,927
Teléfonos de México, SAB de CV, Class L (ADR)	11,709,400	176,109
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	246,563,200	161,551
Telekom Austria AG, non-registered shares[1]	10,421,244	157,262
SOFTBANK CORP.[1]	12,130,000	154,976
OJSC Mobile TeleSystems (ADR)	4,789,800	143,311
Iliad SA1	1,497,000	139,491
Philippine Long Distance Telephone Co.[1]	2,976,260	133,674
Portugal Telecom, SGPS, SA1	15,795,000	122,243
Singapore Telecommunications Ltd.[1]	69,650,824	115,906
KDDI Corp.[1]	19,600	92,521
Telmex Internacional, SAB de CV, Class L (ADR)	9,987,400	91,584
Telekomunikacja Polska SA1	16,601,227	89,630
Telenor ASA[1]	15,040,200	86,069
Chunghwa Telecom Co., Ltd. (ADR)	4,513,770	82,286
TIM Participações SA, preferred nominative (ADR)	5,038,616	62,580
Orascom Telecom Holding SAE (GDR)[1]	2,151,450	48,059
Far EasTone Telecommunications Co., Ltd.[1]	41,130,660	42,314
Joint-Stock Financial Corp. Sistema (GDR)[1]	1,437,115	8,233
		7,151,746

FINANCIALS — 10.91%
Banco Santander, SA1	96,780,756	664,480
Housing Development Finance Corp. Ltd.[1,2]	15,436,346	434,090
AXA SA1	29,824,649	361,620
Prudential PLC[1]	70,971,091	341,472
Deutsche Bank AG1	8,008,504	325,282
QBE Insurance Group Ltd.[1]	20,171,109	271,124
HSBC Holdings PLC (Hong Kong)[1]	41,530,530	232,015
Bank of China Ltd., Class H1	692,831,000	229,828
Sun Hung Kai Properties Ltd.[1]	24,328,000	217,938
Ping An Insurance (Group) Co. of China, Ltd., Class H1	36,245,500	216,409
China Life Insurance Co. Ltd., Class H1	60,775,000	199,963
Industrial and Commercial Bank of China Ltd., Class H1	356,250,000	185,324
Banco Bradesco SA, preferred nominative	18,265,197	183,207
Royal Bank of Scotland Group PLC[1,3]	506,979,505	180,094
Fairfax Financial Holdings Ltd. (CAD denominated)	500,000	129,119
Fairfax Financial Holdings Ltd.	94,114	24,517
Standard Chartered PLC[1]	12,386,875	153,423
Itaú Unibanco Banco Múltiplo SA (ADR)	10,580,185	115,112
Itaú Unibanco Banco Múltiplo SA	2,528,900	28,166
BNP Paribas SA1	3,447,140	141,876
Sampo Oyj, Class A1	8,602,515	127,050
Oversea-Chinese Banking Corp. Ltd.[1]	38,500,000	122,595
HDFC Bank Ltd.[1]	5,921,258	114,937
Skandinaviska Enskilda Banken AB, Class A1	35,872,000	111,177
Erste Bank der oesterreichischen Sparkassen AG1	6,500,515	111,021
State Bank of India[1]	4,906,336	104,218
TrygVesta A/S1	1,991,000	100,972
Lloyds Banking Group PLC[1]	94,887,264	97,122
Unibail-Rodamco, non-registered shares[1]	622,000	88,373
Banco do Brasil SA, ordinary nominative	12,030,500	88,126
PartnerRe Holdings Ltd.	1,395,000	86,588
Sberbank (Savings Bank of the Russian Federation) (GDR)[1]	825,935	86,334
Bank of Nova Scotia	3,200,000	78,758
Barclays PLC[1]	35,233,807	75,051
Ayala Land, Inc.[1]	631,283,600	74,876
Swire Pacific Ltd., Class A1	10,270,000	68,532
Türkiye Garanti Bankasi AS1,3	47,950,000	68,281
Topdanmark A/S1,3	673,550	66,453
DBS Group Holdings Ltd[1]	10,012,500	56,126
Allianz SE1	585,000	49,212
Société Générale[1]	1,227,049	48,115
Samsung Fire & Marine Insurance Co., Ltd.[1]	400,000	46,854
Türkiye Is Bankasi AS, Class C1	20,500,000	46,257
UBS AG1	4,708,728	44,657
ING Groep NV, depository receipts[1]	8,000,000	44,620
Daito Trust Construction Co., Ltd.[1]	1,315,000	44,096
Credit Suisse Group AG1	1,415,000	42,847
Mitsubishi Estate Co., Ltd.[1]	3,517,000	40,161
Macquarie Group Ltd.[1]	1,996,000	37,716
GuangZhou R&F Properties Co., Ltd., Class H1	28,541,200	33,033
DnB NOR ASA[1]	7,300,000	32,970
Swedbank AB, Class A1	6,865,000	22,838
Unione di Banche Italiane Scpa[1]	2,097,977	23,072
Shinhan Financial Group Co., Ltd.[1,3]	340,930	6,169
Hana Financial Holdings[1]	159,370	2,479
		6,926,745

CONSUMER STAPLES — 9.30%
Anheuser-Busch InBev NV1	39,768,464	1,096,571
Nestlé SA1	31,428,000	1,062,049
Tesco PLC[1]	106,932,773	511,011
British American Tobacco PLC[1]	20,599,999	476,280
Groupe Danone SA1	7,517,263	366,416
L’Oréal SA1	5,125,800	352,955
Koninklijke Ahold NV1	24,513,000	267,982
Diageo PLC[1]	22,710,390	256,050
Beiersdorf AG1	4,992,000	224,160
Unilever NV, depository receipts[1]	10,601,000	209,275
Pernod Ricard Co.[1]	3,738,500	208,657
Shoppers Drug Mart Corp.	5,882,100	201,941
METRO AG1	5,293,269	174,707
Wal-Mart de México, SAB de CV, Series V	64,835,718	151,613
SABMiller PLC[1]	10,022,000	149,211
Woolworths Ltd.[1]	6,090,626	106,285
Unilever PLC[1]	2,526,750	47,818
Coca-Cola Hellenic Bottling Co. SA1	3,000,000	42,733
		5,905,714

INFORMATION TECHNOLOGY — 8.47%
SAP AG1	21,780,795	772,384
SAP AG (ADR)	4,812,500	169,833
Samsung Electronics Co., Ltd.[1]	1,962,259	816,902
Samsung Electronics Co., Ltd., nonvoting preferred[1]	48,800	11,312
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	364,260,260	554,858
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	5,793,756	51,854
HOYA CORP.[1,2]	26,989,700	534,447
HTC Corp.[1,2]	38,751,100	479,907
Murata Manufacturing Co., Ltd.[1]	9,068,800	350,742
Canon, Inc.[1]	10,912,900	318,438
Hirose Electric Co., Ltd.[1,2]	2,547,000	246,804
Nokia Corp.[1]	15,015,600	175,540
Nokia Corp. (ADR)	1,268,300	14,801
Konica Minolta Holdings, Inc.[1]	14,585,000	126,517
Mediatek Incorporation[1]	11,043,000	104,592
Nippon Electric Glass Co., Ltd.[1]	13,033,000	92,593
Hon Hai Precision Industry Co., Ltd.[1]	36,643,255	83,158
Redecard SA, ordinary nominative	6,510,000	79,290
STMicroelectronics NV1	15,000,000	75,217
Ibiden Co., Ltd.[1]	2,695,200	66,014
Delta Electronics, Inc.[1]	35,673,101	65,848
ASML Holding NV1	3,440,222	60,810
ASML Holding NV (New York registered)	189,333	3,315
Rohm Co., Ltd.[1]	850,000	42,601
Quanta Computer Inc.[1]	32,866,994	41,647
Tencent Holdings Ltd.[1]	5,340,400	39,683
		5,379,107

CONSUMER DISCRETIONARY — 8.26%
Honda Motor Co., Ltd.[1]	25,502,250	610,399
Industria de Diseño Textil, SA1	12,714,674	493,840
Toyota Motor Corp.[1]	15,238,300	488,908
British Sky Broadcasting Group PLC[1]	62,627,805	388,163
Esprit Holdings Ltd.[1]	50,991,000	263,246
Daimler AG1	9,583,778	243,266
Daimler AG (New York registered)	250,000	6,385
OPAP (Greek Organization of Football Prognostics) SA1	8,701,490	229,615
Cie. Générale des Établissements Michelin, Class B1	6,175,919	228,336
adidas AG1	6,843,000	227,914
Vivendi SA1	6,827,000	180,129
Peugeot SA1	9,361,900	176,332
Marks and Spencer Group PLC[1]	41,500,000	174,831
Swatch Group Ltd, non-registered shares[1]	973,900	117,178
Swatch Group Ltd[1]	853,360	20,771
Yamada Denki Co., Ltd.[1]	3,442,150	133,956
Mediaset SpA[1]	27,444,198	122,428
Porsche Automobil Holding SE, nonvoting preferred[1]	2,310,403	108,636
Fiat SpA[1]	15,530,000	108,468
H & M Hennes & Mauritz AB, Class B1	2,702,000	101,236
Nikon Corp.[1]	8,220,000	94,018
Renault SA1	4,203,521	86,695
Kingfisher PLC[1]	35,677,216	76,341
Suzuki Motor Corp.[1]	3,946,333	66,060
Carnival PLC[1]	2,500,000	56,552
Crown Ltd.[1]	12,550,000	55,123
Hyundai Motor Co.[1]	1,344,390	54,802
Grupo Televisa, SAB, ordinary participation certificates (ADR)	4,000,000	54,560
GOME Electrical Appliances Holding Ltd.[1]	469,530,000	47,256
Techtronic Industries Co. Ltd.[1,2]	86,710,000	40,183
JCDecaux SA1	3,528,700	39,919
GEOX SpA[1]	6,352,000	39,616
AB Electrolux, Series B1	4,820,000	37,680
News Corp., Class A	4,152,946	27,493
Carphone Warehouse Group PLC[1]	12,000,000	21,584
Li & Fung Ltd.[1]	5,650,000	13,272
DSG International PLC[1]	25,345,000	7,543
		5,242,734

ENERGY — 7.64%
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	22,151,340	674,951
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	8,075,860	197,859
OAO Gazprom (ADR)[1]	58,448,000	858,640
TOTAL SA1	10,324,500	511,320
Reliance Industries Ltd.[1]	16,130,000	483,799
Royal Dutch Shell PLC, Class B1	8,190,000	179,250
Royal Dutch Shell PLC, Class A1	3,195,000	71,763
Royal Dutch Shell PLC, Class B (ADR)	1,292,999	56,388
Royal Dutch Shell PLC, Class A (ADR)	1,000,000	44,300
China National Offshore Oil Corp.[1]	325,141,100	322,388
Saipem SpA, Class S1	13,866,566	247,041
Canadian Natural Resources, Ltd.	5,611,300	217,402
Eni SpA[1]	9,894,000	190,221
Suncor Energy Inc.	7,500,000	167,182
OAO LUKOIL (ADR)[1]	3,315,100	124,537
Sasol Ltd.[1]	3,518,000	102,712
StatoilHydro ASA[1]	4,828,320	84,206
Nexen Inc.	4,030,233	68,256
Petro-Canada	2,300,000	61,709
Oil & Natural Gas Corp. Ltd.[1]	3,900,000	60,393
Woodside Petroleum Ltd.[1]	1,945,813	51,207
PetroChina Co. Ltd., Class H1	46,600,000	37,145
OGX Petróleo e Gás Participações SA, ordinary nominative[3]	113,500	35,041
		4,847,710

MATERIALS — 6.45%
Xstrata PLC[1]	65,928,105	439,223
Linde AG1	5,998,100	406,998
Syngenta AG1	1,517,315	304,528
Shin-Etsu Chemical Co., Ltd.[1]	5,606,700	275,282
POSCO[1]	1,011,890	270,988
Barrick Gold Corp.	6,870,000	222,725
Impala Platinum Holdings Ltd.[1]	11,640,488	196,279
ArcelorMittal[1]	9,377,136	189,515
Rio Tinto PLC[1]	5,548,929	185,524
Yamana Gold Inc.	15,813,000	147,433
Akzo Nobel NV1	3,390,000	128,271
Potash Corp. of Saskatchewan Inc.	1,500,000	121,215
BHP Billiton Ltd.[1]	5,435,000	121,096
BHP Billiton PLC[1]	6,000,000	118,616
BASF SE1	3,610,000	109,431
Holcim Ltd.[1]	3,028,571	107,508
Cia. Vale do Rio Doce, ordinary nominative (ADR)	8,000,000	106,400
L’Air Liquide SA, non-registered shares[1]	1,186,000	96,215
Kumba Iron Ore Ltd.[1]	4,650,000	81,150
Nitto Denko Corp.[1]	3,590,600	73,753
CRH PLC[1]	2,540,080	54,556
CRH PLC1.3	725,737	15,790
First Quantum Minerals Ltd.	2,402,129	67,550
JSC Uralkali (GDR)[1]	4,304,918	50,149
Titan Cement Co. SA1	2,283,000	48,837
Rio Tinto Ltd.[1]	990,000	38,831
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)	4,538,006	28,363
JSR Corp.[1]	1,922,800	22,679
Stora Enso Oyj, Class R1,3	5,094,843	18,013
Sterlite Industries (India) Ltd. (ADS)	2,167,019	15,321
Givaudan SA1	28,500	14,739
Koninklijke DSM NV1	515,979	13,540
Rhodia SA1	945,833	3,469
		4,093,987

INDUSTRIALS — 5.38%
Ryanair Holdings PLC (ADR)[2,3]	19,373,900	447,731
Schneider Electric SA1	4,942,312	327,669
Siemens AG1	5,363,400	306,707
Orkla AS1	31,283,900	215,840
FANUC LTD[1]	3,105,000	212,877
AB Volvo, Class B1	39,639,500	209,728
SMC Corp.[1]	1,804,500	173,209
Qantas Airways Ltd.[1,2]	127,259,300	154,757
Capita Group PLC[1]	13,362,005	129,694
ABB Ltd[1]	8,722,100	121,492
Alstom SA1	2,328,000	120,352
Sandvik AB1	20,394,000	116,606
Scania AB, Class B1	12,546,800	102,182
Scania AB, Class A1	449,780	3,618
Vestas Wind Systems A/S1,3	2,340,967	103,292
Komatsu Ltd.[1]	7,500,000	83,223
Bharat Heavy Electricals Ltd.[1]	2,583,550	77,510
Air France[1]	8,542,699	76,017
Wolseley PLC[1,3]	22,263,416	73,572
Finmeccanica SpA[1]	5,896,000	73,251
Deutsche Lufthansa AG1	5,000,000	54,300
ASSA ABLOY AB, Class B1	5,621,000	52,501
Geberit AG1	550,000	49,269
Toll Holdings Ltd.[1]	9,367,940	40,693
SembCorp Industries Ltd[1]	21,995,000	34,370
Vallourec SA1	220,000	20,366
European Aeronautic Defence and Space Co. EADS NV1	1,684,200	19,567
Metso Oyj[1]	1,250,000	14,724
		3,415,117

UTILITIES — 4.00%
GDF Suez[1]	16,513,512	566,959
RWE AG1	5,590,500	392,481
Hongkong Electric Holdings Ltd.[1]	54,480,000	323,379
E.ON AG1	7,560,282	210,142
Fortum Oyj[1]	8,308,112	157,916
Public Power Corp. SA1	8,570,413	155,564
China Resources Power Holdings Co. Ltd.[1]	71,978,000	150,592
Hong Kong and China Gas Co. Ltd.[1]	89,197,250	140,664
Electricité de France SA1	3,018,000	118,355
Red Eléctrica de Corporación, SA1	2,917,000	113,707
Veolia Environnement[1]	4,860,000	101,131
SUEZ Environnement Co.[1,3]	4,425,154	65,004
Cheung Kong Infrastructure Holdings Ltd.[1]	10,689,000	42,761
		2,538,655

MISCELLANEOUS — 1.49%
Other common stocks in initial period of acquisition		949,277

Total common stocks (cost: $66,734,479,000)		55,198,669

Preferred stocks — 0.25%

FINANCIALS — 0.25%
SMFG Preferred Capital USD 3 Ltd. 9.50%[4,5]	134,445,000	108,962
SMFG Preferred Capital USD 2 Ltd. 8.75% noncumulative[4]	28,974,000	22,859
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[4,5]	71,405,000	15,888
Woori Bank 6.208%[4,5]	30,950,000	12,767
Shinhan Bank 5.663% 2035[5]	2,690,000	1,260
Shinhan Bank 6.819% 2036[5]	600,000	293

Total preferred stocks (cost: $230,555,000)		162,029

Rights — 0.03%

MISCELLANEOUS — 0.03%
Other rights in initial period of acquisition		16,103

Total rights (cost: $0)		16,103

	Principal amount
Bonds & notes — 0.72%	(000)

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 0.24%
Brazilian Treasury Bill 0% 2010	BRL219,500	88,892
Brazil (Federal Republic of) 10.00% 2012[1]	50,000	21,231
Brazil (Federal Republic of) Global 6.00% 2017	$10,000	10,025
Brazil (Federal Republic of) Global 8.25% 2034	6,150	6,857
Brazil (Federal Republic of) Global 7.125% 2037	5,000	5,038
Brazil (Federal Republic of) Global 11.00% 2040	18,000	22,950
		154,993

CONSUMER DISCRETIONARY — 0.16%
DaimlerChrysler North America Holding Corp. 4.875% 2010	4,250	4,129
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	19,970	18,883
DaimlerChrysler North America Holding Corp. 7.75% 2011	8,080	7,971
DaimlerChrysler North America Holding Corp. 7.30% 2012	21,998	21,098
DaimlerChrysler North America Holding Corp. 6.50% 2013	52,910	47,986
		100,067

CONSUMER STAPLES — 0.10%
British American Tobacco International Finance PLC 9.50% 2018[4]	54,775	62,335

ENERGY — 0.10%
Gaz Capital SA 7.343% 2013	1,900	1,674
Gaz Capital SA 8.146% 2018	35,280	29,106
Gazprom International SA 7.201% 2020[6]	22,819	20,366
Open Joint Stock Co. Gazprom, Series 2, 8.625% 2034	5,875	5,229
Gaz Capital SA 7.288% 2037	6,300	4,095
		60,470

FINANCIALS — 0.07%
Westfield Group 5.40% 2012[4]	5,375	4,471
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014[4]	2,805	2,171
Westfield Group 5.70% 2016[4]	9,100	6,791
Westfield Group 7.125% 2018[4]	42,735	33,439
		46,872

TELECOMMUNICATION SERVICES — 0.05%
France Télécom 7.75% 2011[5]	30,000	32,144

Total bonds & notes (cost: $420,833,000)		456,881

Short-term securities — 12.01%

Freddie Mac 0.20%–1.80% due 4/1/2009–2/3/2010	1,911,575	1,909,221
U.S. Treasury Bills 0.095%–0.416% due 4/2–10/1/2009	1,326,450	1,325,247
Fannie Mae 0.44%–2.20% due 4/1–11/16/2009	930,500	929,487
Federal Home Loan Bank 0.26%–0.75% due 4/9/2009–1/8/2010	725,800	724,208
International Bank for Reconstruction and Development 0.25%–0.50% due 4/14–9/22/2009	516,800	516,166
Caisse d’Amortissement de la Dette Sociale 0.32%–0.74% due 4/6–7/13/2009	306,500	306,331
Denmark (Kingdom of) 0.77%–1.05% due 4/7–4/30/2009	200,000	199,947
General Electric Capital Corp., FDIC insured, 0.25%–0.70% due 6/15–7/13/2009	180,000	179,869
Chevron Corp. 0.44%–0.45% due 4/24–5/28/2009	166,800	166,730
BASF AG 0.50%–0.78% due 4/6–5/11/2009[4]	134,100	134,031
Bank of America Corp., FDIC insured, 0.40% due 4/20–4/27/2009	129,900	129,854
British Columbia (Province of) 0.36%–0.39% due 6/19–7/24/2009	124,178	124,072
Total Capital Canada Ltd. 0.47% due 5/13/2009[4]	66,590	66,553
Total Capital SA 0.34% due 4/3/2009[4]	50,000	49,997
Private Export Funding Corp. 0.25%–0.50% due 4/29–7/24/2009[4]	115,500	115,366
KfW 0.40%–0.41% due 5/4–6/23/2009[4]	107,900	107,838
Unilever Capital Corp. 0.19%–0.60% due 4/6–6/3/2009[4]	106,200	106,162
Siemens Capital Co. LLC 0.27% due 4/13/2009[4]	100,000	99,990
Jupiter Securitization Co., LLC 0.40% due 4/16/2009[4]	50,000	49,991
Park Avenue Receivables Co., LLC 0.40% due 4/2/2009[4]	43,700	43,699
Wells Fargo & Co. 0.25% due 4/21/2009	51,600	51,592
Shell International Finance BV 1.60% due 4/3/2009[4]	50,000	49,998
BP Capital Markets PLC 0.85% due 4/8/2009[4]	50,000	49,994
Bank of Nova Scotia 0.53% due 5/15/2009	50,000	49,967
Danske Corp. 0.68% due 4/15/2009[4]	40,000	39,985
Citigroup Funding Inc., FDIC insured, 0.30% due 4/16/2009	30,000	29,996
Old Line Funding, LLC 0.40% due 4/8/2009[4]	25,000	24,995
BNP Paribas Finance Inc. 0.44% due 4/17/2009	15,500	15,497
Export Development Canada 1.05% due 5/8/2009	15,000	14,993
Enterprise Funding Co. LLC 0.50% due 4/6/2009[4]	10,800	10,798
DaimlerChrysler North America Holding Corp. 7.20% due 9/1/2009	3,000	3,013

Total short-term securities (cost: $7,624,381,000)		7,625,587

Total investment securities (cost: $75,010,248,000)		63,459,269
Other assets less liabilities		25,178

Net assets		$63,484,447

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous,” was $47,836,884,000, which represented 75.35% of the net assets of the fund.
2Represents an affiliated company as defined under the Investment Company Act of 1940.
3Security did not produce income during the last 12 months.
4Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,219,080,000, which represented 1.92% of the net assets of the fund.
5Coupon rate may change periodically.
6Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviations
ADR = American Depositary Receipts
ADS = American Depositary Shares
GDR = Global Depositary Receipts
BRL = Brazilian reais
CAD = Canadian dollars

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-916-0509O-S15789

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
EuroPacific Growth Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of EuroPacific Growth Fund (the “Fund”) as of March 31, 2009, and for the year then ended and have issued our report thereon dated May 6, 2009, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of March 31, 2009, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
May 6, 2009

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EUROPACIFIC GROWTH FUND

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: June 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: June 2, 2009

By /s/ Bryan K. Nielsen
Bryan K. Nielsen, Treasurer and Principal Financial Officer

Date: June 2, 2009